UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On February 6, 2026, Horizon Credit II LLC (“HCII”), a Delaware limited liability company and wholly owned subsidiary of Horizon Technology Finance Corporation (the “Company”), executed an Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, by and among HCII, as borrower, the lenders that are signatories thereto, and KeyBank National Association (“KeyBank”), as arranger and agent for the lenders (“Amendment No. 3 to Loan Agreement”), which amended that certain Second Amended and Restated Loan and Security Agreement, dated as of June 22, 2021, by and among HCII, as borrower, the lenders that are signatories thereto, and Key Bank National Association, as arranger and agent for the lenders.

In addition, on February 10, 2026, HCII and the Company executed an Amendment No. 3 to Second Amended and Restated Sale and Servicing Agreement by and among HCII, as buyer, the Company, as originator and servicer, Horizon Technology Finance Management LLC (“HTFM”), as sub-servicer, U.S. Bank National Association (“U.S. Bank”), as collateral custodian and backup servicer, and KeyBank, as agent for the lenders (“Amendment No. 3 to S&S Agreement”), which amends that certain Second Amended and Restated Sale and Servicing Agreement, dated as of June 22, 2021, by and among, HCII, as buyer, the Company, as originator and servicer, HTFM, as sub-servicer, U.S. Bank, as collateral custodian and backup servicer, and KeyBank, as agent for the lenders.

The descriptions of the documentation related to the Amendment No. 3 to Loan Agreement and the Amendment No. 3 to S&S Agreement contained in this Current Report on Form 8-K is only a summary of the material terms of the Amendment No. 3 to Loan Agreement and the Amendment No. 3 to S&S Agreement and are qualified in their entirety by the terms of the Amendment No. 3 to Loan Agreement and the Amendment No. 3 to S&S Agreement filed as exhibits hereto, which are incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Second Amended and Restated Loan and Security Agreement, dated as of June 22, 2021, by and among Horizon Credit II LLC, as borrower, the lenders that are signatories thereto, and Key Bank National Association, as arranger and agent for the lenders (Incorporated by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K, filed on June 23, 2021).

10.2
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated as of June 29, 2023, by and among Horizon Credit II LLC, as borrower, the lenders that are signatories thereto, and KeyBank National Association, as arranger and agent for the lenders (Incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on June 29, 2023).

10.3	Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated as of June 20, 2024, by and among Horizon Credit II LLC, as borrower, the lenders that are signatories thereto, and KeyBank National Association, as arranger and agent for the lenders. (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on June 21, 2024).
10.4
Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated as of February 6, 2026, by and among Horizon Credit II LLC, as borrower, the lenders that are signatories thereto, and KeyBank National Association, as arranger and agent for the lenders.

10.5
Second Amended and Restated Sale and Servicing Agreement, dated as of June 22, 2021, by and among, Horizon Credit II LLC, as buyer, the Company, as originator and servicer, Horizon Technology Finance Management LLC, as sub-servicer, U.S. Bank National Association, as collateral custodian and backup servicer, and KeyBank National Association, as agent for the lenders (Incorporated by reference to Exhibit 1.2 of the Comp10.4any’s Current Report on Form 8-K, filed on June 23, 2021).

10.6
Amendment No. 1 to Second Amended and Restated Sale and Servicing Agreement, dated as of June 29, 2023, by and among Horizon Credit II LLC, as buyer, the Company, as originator and servicer, Horizon Technology Finance Management LLC, as sub-servicer, U.S. Bank National Association, as collateral custodian and backup servicer, and KeyBank National Association, as agent for the lenders (Incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on June 29, 2023).

10.7
Amendment No. 2 to Second Amended and Restated Sale and Servicing Agreement, dated as of June 20, 2024, by and among Horizon Credit II LLC, as buyer, the Company, as originator and servicer, Horizon Technology Finance Management LLC, as sub-servicer, U.S. Bank National Association, as collateral custodian and backup servicer, and KeyBank National Association, as agent for the lenders. (Incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K, filed on June 21, 2024).

10.8	Amendment No. 3 to Second Amended and Restated Sale and Servicing Agreement, dated as of February 10, 2026, by and among Horizon Credit II LLC, as buyer, the Company, as originator and servicer, Horizon Technology Finance Management LLC, as sub-servicer, U.S. Bank National Association, as collateral custodian and backup servicer, and KeyBank National Association, as agent for the lenders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2026	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Michael P. Balkin
Michael P. Balkin
Chief Executive Officer